UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021
ROCKY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio 45764
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:      (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class	Trading symbol	Name of exchange on which registered
Common Stock – No Par Value	RCKY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 15, 2021, Rocky Brands, Inc. (the "Company") completed the previously announced acquisition of the performance and lifestyle footwear business of Honeywell International Inc. ("Hermes Business of Honeywell International Inc.") for the aggregate preliminary purchase price of $230 million, funded through a secured asset-backed credit facility, a senior secured term loan facility, and cash on hand.

On March 15, 2021, the Company filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission to report the completion of the Acquisition.

This Current Report on Form 8-K/A amends the Original Report to include (i) audited Combined Financial Statements as of and for the years ended December 31, 2019 and 2018 of the Hermes Business of Honeywell International Inc., (ii) unaudited Combined Balance Sheet as of September 30, 2020 and December 31, 2019 and the related unaudited Combined Statements of Operations, Equity and Cash Flows for the nine month periods ended September 30, 2020 and 2019 of the Hermes Business of Honeywell International, Inc. and (iii) unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2020 and unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2019 and for the nine months ended September 30, 2020 related to the Acquisition, as required by Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of the Business Acquired

(i)     Audited Combined Financial Statements as of and for the years ended December 31, 2019 and 2018 of the Hermes Business of Honeywell International Inc. as Exhibit 99.2 to this Current Report on Form 8-K/A.

(ii)    Unaudited Combined Balance Sheets as of September 30, 2020 and December 31, 2019 and the related unaudited Combined Statements of Operations, Equity and Cash Flows for the nine month periods ended September 30, 2020 and 2019 of the Hermes Business of Honeywell International, Inc. are attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(b)    Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the Acquisition is attached as Exhibit 99.4 to this Current Report on Form 8-K/A.

(i)     Unaudited Pro Forma Condensed Combined Balance sheet as of September 30, 2020.

(ii)    Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2019 and for the nine months ended September 30, 2020.

(d)    Exhibits

Exhibit 99.2	Hermes Business of Honeywell International Inc. Audited Combined Financial Statements as of and for the years ended December 31, 2019 and 2018
Exhibit 99.3
Hermes Business of Honeywell International Inc. Unaudited Combined Balance Sheets as of September 30, 2020 and December 31, 2019 and the related Combined Statements of Operations, Equity and Cash Flows for the nine month periods ended September 30, 2020 and 2019

Exhibit 99.4	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2021

Rocky Brands, Inc.

/s/ Thomas D. Robertson
Thomas D. Robertson
Executive Vice President, Chief Financial Officer, and Treasurer